UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 8, 2026
Date of Report
(Date of earliest event reported)

SUMISHO AIR LEASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310)
553-0555
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This amended Current Report on Form
8-K
(this “Amendment”) is being filed by Sumisho Air Lease Corporation (the “Company”) for the purpose of amending Item 2.05 of that certain Current Report on Form
8-K
originally filed by the Company on April 14, 2026 (the “Original Form
8-K”)
in connection with its workforce reduction implemented in connection with the closing of the merger involving the Company merging with and into Takeoff Merger Sub Inc., a Delaware corporation, with the Company surviving the merger as an indirect subsidiary of Sumisho Air Lease Corporation Designated Activity Company (formerly known as Gladiatora Designated Activity Company), an Irish private limited company. As noted in the Original Form
8-K,
the Company was unable to reasonably estimate the costs and charges in connection with these actions as of the date of filing of the Original Form
8-K
and this Amendment is being filed to provide such estimated costs and charges. Except as described below, all other information in the Original Form
8-K
remains unchanged.

Item 2.05.	Costs Associated with Exit or Disposal Activities.
The Company currently expects to incur approximately $53.3 million in costs related to the previously disclosed workforce reduction, which includes, among other things, severance payments based on the applicable employee’s length of service with the Company and the continuation of benefits for a specified time period post-termination. The Company continues to expect to incur these costs in the second and third quarters of 2026 and the estimate above excludes any potential income tax effects.
Forward-Looking Statements
This Amendment contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements.
All statements, other than historical facts, including statements regarding the costs expected to be incurred in connection with the workforce reduction, timing of the reduction in workforce and incurrence of related costs, and any assumptions underlying the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include risk factors as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the
year ended December 31, 2025 and Quarterly Report on Form
10-Q
for the quarter ended March 31, 2026, which are available on the SEC’s website (www.sec.gov). In addition, new risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this Amendment. The Company expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect actual results or events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMISHO AIR LEASE CORPORATION

Date: June 22, 2026	/s/ Sabrina Lemmens
Sabrina Lemmens
Chief Financial Officer

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